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                                                                   EXHIBIT 10.36

                           PRINCETON VIDEO IMAGE, INC.
                                15 PRINCESS ROAD
                         LAWRENCEVILLE, NEW JERSEY 08648

                                February 18, 2003

Presencia en Medios, S.A. de C.V.
Palmas #735-206
Mexico, DF 11000
MEXICO
Attn: Mr. Eduardo Sitt

      Re: Reorganization Agreement dated as of December 28, 2000 by and among Presencia en Medios, S.A. de C.V., Eduardo Sitt, David Sitt, Roberto Sonabend, Presence in Media LLC, Virtual Advertisement LLC, PVI LA, LLC, Princeton Video Image, Inc. and Princeton Video Image Latin America, LLC, as amended by Amendment Agreement dated as of February 4, 2001 (collectively, the "Agreement")

Dear Mr. Sitt:

      This will confirm the agreement of the parties regarding the above referenced Agreement.

      Section 7.1(a) of the Agreement is hereby amended to read in its entirety as follows:

                  (a) Board Representation. As used herein "Required Number of Directors" shall mean a number of members of the PVI Board determined as follows:

                  From and after the Closing
                  Date, if the number of shares
                  of PVI Common Stock held by
                  the Seller Group represents a           then the number of
                  percentage of all outstanding           Required Directors
                  PVI Common Stock that is                is
                  -----------------------------           ------------------

                  Greater than 10%                                 3
                  Greater than 3% but less than
                  or equal to 10%                                  1

                  provided that from and after the first date after the Closing Date on which the number of shares of PVI Common Stock held by the Seller Group is less than fifty percent (50%) of the number of shares of PVI Common Stock held by the Seller Group immediately following the Closing, the Required Number of Directors shall be reduced to zero.


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                  From and after the Closing Date, the Purchaser agrees to take such action as may be necessary to (i) nominate and recommend for election the Required Number of Directors designated by the Seller; (ii) as long as the Required Number of Directors is at least one (1), nominate as a director of each of (w) the Corporation, (x) any entity of which the Corporation is a Subsidiary (other than any entity of which the Purchaser is a direct or indirect Subsidiary), (y) any entity which is a Subsidiary of the Corporation and (z) any Subsidiary of the Purchaser as to which a member of the PVI Board who is not a full-time employee of the Purchaser is then serving as a director which Subsidiary is actively undertaking business or has conducted or proposes to conduct any debt or equity financing other than with the Purchaser or any of its Subsidiaries, one (1) individual designated by the Seller and at any time when the Purchaser or any of its Subsidiaries owns a majority of the voting securities of such entity cause the election as a director of such designee at each annual meeting of shareholders of such entity, provided that this subsection
                  (ii) of this Section 7.1(a) shall not apply to the board of directors of the Corporation at any time when David Sitt or Roberto Sonabend is a member of such board of directors; and
                  (iii) as long as the Required Number of Directors is at least one (1), appoint to such committees of the PVI Board as the Seller shall request and the nominating committee shall approve, such approval not to be unreasonably withheld (provided that such committees shall constitute not less than one-half of the committees of the PVI Board and shall include the nominating committee and the executive committee at any time when such committees exist) one (1) of the members of the PVI Board that was designated by the Seller. The initial designees of the Seller to the PVI Board shall be Emilio Romano, Jaime Serra Puche and Eduardo Sitt. The Purchaser or its Subsidiary, as applicable, shall provide the Seller with not less than 75 days' prior notice of any meeting at which directors are to be elected. The Seller Shall give notice to the Purchaser or its Subsidiary no later than 60 days prior to such meeting of the persons designated by it as nominees for election as directors. If the Seller fails to give notice to the Purchaser or its Subsidiary as provided above, the designees of the Seller then serving as directors shall be its designees for re-election. In the event a designee of the Seller is unwilling or unable to serve as a director of a Subsidiary of the Purchaser or on the PVI Board or a committee thereof, the Seller shall be entitled to designate a replacement member as a director of such Subsidiary or to the PVI Board or a committee thereof, as the case may be, which the Purchaser agrees to recommend for election or appointment at any applicable meeting of the PVI Board or shareholders of the Purchaser or such Subsidiary. All members of the Seller Group shall vote all shares over which they exercise voting control in favor of the designees of the Seller. If the shareholders of


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                  the Purchaser do not elect the designee(s) of the Seller as director(s) of the Purchaser, the Purchaser shall take all action required to increase the size of its Board of Directors by the number of designees not elected and shall appoint such designees to fill such newly-created directorships. The Seller agrees that it may not designate an employee of the Purchaser or any Subsidiary of the Purchaser for election to the board of directors of a Subsidiary of the Purchaser, the PVI Board, or any committee thereof, unless such board of directors or the PVI Board already contains an employee of the Purchaser other than the Chairman and the Chief Executive Officer of the Purchaser; provided, however, that the foregoing restriction shall not apply to a designation by Seller of David Sitt and/or Roberto Sonabend for election to the board of directors of a Subsidiary of the Purchaser, the PVI Board, or any committee thereof at any time at which Seller is entitled to make such a designation. So long as the Required Number of Directors is at least one (1), a designee of the Seller shall be entitled to receive prompt notice of, and to attend, meetings of all committees of the PVI Board of which a designee of the Seller is not a member.

      The authorized signatures below will confirm the amendment to Section 7.1(a) of the Agreement as set forth above. Your attention to this matter is greatly appreciated.

                                        Sincerely,

                                        /s/ JAMES GREEN

                                        James Green
                                        President and Chief Operating Officer

ACCEPTED AND AGREED TO:

Presencia en Medios, S.A. de C.V.:

By: /s/ DAVID SITT (Power of attorney)
    -------------------------------------------------
Name: Eduardo Sitt
      -----------------------------------------------
Title: President
       ----------------------------------------------
Date:
      -----------------------------------------------

Presence in Media LLC:

By: /s/ DAVID SITT
    -------------------------------------------------
Name: David Sitt
      -----------------------------------------------
Title:
       ----------------------------------------------
Date:
      -----------------------------------------------


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PVI LA, LLC:

By: /s/ JAMES GREEN
    -------------------------------------------------
Name: James Green
      -----------------------------------------------
Title:  C.O.O.
       ----------------------------------------------
Date: 18-Feb-2003
      -----------------------------------------------

Princeton Video Image Latin America, LLC:

By: /s/ JAMES GREEN
    -------------------------------------------------
Name: James Green
      -----------------------------------------------
Title:  C.O.O.
       ----------------------------------------------
Date: 18-Feb-2003
      -----------------------------------------------

DESIGNATED PARTIES:

/s/ DAVID SITT (Power of Attorney)
-----------------------------------------------------
Eduardo Sitt

/s/ DAVID SITT
-----------------------------------------------------
David Sitt

/s/ ROBERTO SONABEND
-----------------------------------------------------
Roberto Sonabend

CONSENTED TO:

PVI Holding, LLC:

By: /s/ WILT HILDENBRAND
    -------------------------------------------------

Name: Wilt Hildenbrand
      -----------------------------------------------
Title:
       ----------------------------------------------
Date:
      -----------------------------------------------


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